                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee of Oppenheimer
Special  Value  Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company
Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ Leon Levy
-------------------------------
Leon Levy

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee of Oppenheimer
Special  Value  Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company
Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ Donald w. Spiro
-------------------------------
Donald W. Spiro

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee of Oppenheimer
Special  Value  Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company
Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ Robert Galli
-------------------------------
Robert Galli

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee of Oppenheimer
Special  Value  Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company
Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ Phillip A. Griffiths
-------------------------------
Phillip A. Griffiths

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee of Oppenheimer
Special  Value  Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company
Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ Benjamin Lipstein
-------------------------------
Benjamin Lipstein

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, her true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for her and in her capacity as Trustee of Oppenheimer
Special  Value  Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company
Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ Elizabeth B. Moynihan
-------------------------------
Elizabeth B. Moynihan

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee of Oppenheimer
Special  Value  Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company
Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ Kenneth A. Randall
-------------------------------
Kenneth A. Randall

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee of Oppenheimer
Special  Value  Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company
Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ Edward V. Regan
-------------------------------
Edward V. Regan

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee of Oppenheimer
Special  Value  Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company
Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ Russell S. Reynolds, Jr.
-------------------------------
Russel S. Reynolds, Jr.

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee of Oppenheimer
Special  Value  Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company
Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14h day of February, 2002.

/s/ Clayton K. Yeutter
-------------------------------
Clayton K. Yeutter

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents,  with  full  power  of  substitution  and  resubstitution,  for him and in his  capacity  as  Treasurer  of
Oppenheimer Special Value Fund (the "Fund"), to sign on his behalf any and all Registration  Statements  (including any  post-effective  amendments to  Registration  Statements)  under the  Securities  Act of 1933,  the  Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the Securities and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ Brian W. Wixted
-------------------------------
Brian W. Wixted

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents,  with  full  power  of  substitution  and  resubstitution,  for him and in his  capacity  as  Treasurer  of
Oppenheimer Special Value Fund (the "Fund"), to sign on his behalf any and all Registration  Statements  (including any  post-effective  amendments to  Registration  Statements)  under the  Securities  Act of 1933,  the  Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the Securities and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of February, 2002.

/s/ John V. Murphy
-------------------------------
John V. Murphy

N1a/595/org/595POA(0202).doc